ANNUAL REPORT
                                 JUNE 30, 2001

                             (EASTCLIFF FUNDS LOGO)

                          Eastcliff Total Return Fund

                             Eastcliff Growth Fund

                               Eastcliff Emerging
                                  Growth Fund

                            Eastcliff Regional Small
                           Capitalization Value Fund

                              Eastcliff Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

                                Eastcliff Total
                                  Return Fund

                                                                   July 30, 2001

Dear Shareholder:

  The Eastcliff Total Return Fund has not escaped the steep declines of the market over the past sixteen months. Perspective is difficult to maintain when the market goes straight up as it had for nearly ten years. Over the past year, we have been reminded that markets don't just move up and the declines have been rapid, sharp, and prolonged.

  How could so many world-class mature companies perform so poorlyo We contend that the Federal Reserve created an unprecedented economic slowdown. First by raising interest rates and secondly by maintaining rates at a high level. This resulted in declining business spending and investment, weak sales, and deterioration of corporate earnings. The economy moved almost overnight from an annual growth rate approaching six percent to less than 2%. The sharpness of the slowdown took a toll on companies we own and our results.

  The market did not discriminate. Good and bad companies alike were punished. For example, Cisco declined 70% over the past year and Nokia lost 56%. Sun Microsystems dropped 65%. For the twelve months ended June 30, 2001, the Eastcliff Total Return Fund declined 27%. This compares to the S&P 500 at -15%. The Nasdaq declined 45%. The Fund's average annual compound rate of return for the five and ten years ended June 30, 2001 was 12.89% and 12.83%.

  Where do we go from hereo We believe there will be an economic recovery by early next year. We are dealing with a very challenging and difficult market but remain steadfast in our approach. We are attempting to limit our downside risk by expanding portfolio holdings. We will position ourselves to participate in the next up cycle. As always, we are hunting strong companies with the ability to lead the market rebound.

  As of July 27, 2001 our Board of Directors declared a distribution of $4.4439 per share from net long-term capital gains, payable July 30, 2001, to shareholders of record on July 26, 2001.

  In closing, hindsight has shown that we underestimated the severity of the economic slowdown and the scope of the stock market's decline. Thank you for maintaining a long-term perspective and for continued confidence in the Eastcliff Total Return Fund.

                                    Sincerely,

                                    /s/Patrice J. Neverett

                                    Patrice J. Neverett
                                    Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by U.S. Trust Co. or any of its affiliates.

                          Eastcliff Total Return Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 2001

  During the past ten years the market generally went straight up. Over the past year, we have been sharply reminded that the market doesn't move in one direction and declines can be severe and prolonged.

  During the period June 30, 2000 - June 30, 2001, the Nasdaq was -45%, the S&P 500 -15%, and the Dow Jones Industrial Average +2%. The 3 top performing market sectors were: Transportation, Financials, and Utilities. The worst performing sector was Technology, down 35.7%.

  At June 30, 2000, the Fund's asset allocation was 96% Equity, 4% Cash. The industry concentration of the Fund was:

  INDUSTRIES                                     %
  -------------------------------------------------
  Communication - Equipment                     18%
  Computer Hardware                             13%
  Electronics - Semiconductors                  10%
  Computers - Networking                         9%
  Drugs - Major                                  8%

  In comparison at June 30, 2001, the Fund's asset allocation was 90% Equity, 10% Cash and the industry concentration was:

  INDUSTRIES                                     %
  -------------------------------------------------
  Drugs - Generic                               10%
  Natural Gas                                    7%
  Savings & Loan                                 7%
  Electrical Equipment                           6%
  Insurance - Multi-line                         6%

  For the twelve months ending June 30, 2001, the Eastcliff Total Return Fund declined 27%. This compares to the S&P 500 which declined 15%. The average annual compounded rates of return of the Fund for the five and ten years ending June 30th were 13% (12.89) and 13% (12.83), respectively.

  As returns have turned negative, what happened to the "great companies" in your portfolioo The market downturn did not discriminate. Good and bad companies were punished. What factors contributed to the market decline: the Fed raising interest rates rapidly and maintaining a high level of interest rates resulting in decreased spending and investment by corporations.

  The net result was, and is, a decline in sales and corporate earnings and general economic slowdown. The economy moved almost overnight from 6% growth to less than 2%. The sharpness of the downturn took a toll on the companies we own and our results. For example, we never bought dot-coms however top-notch companies like Cisco (whose products were widely used by start-up companies) dropped 70% over the past year. Nokia declined 56% over the same period.

  In hindsight, we underestimated the magnitude of the economic slowdown and the scope of the stock market decline.

  The objective of the Eastcliff Total Return Fund is to realize a combination of capital appreciation and income resulting in the highest total return, while assuming reasonable risks. In seeking to attain the Total Return Fund's objective, no minimum or maximum percentage of the Fund's assets is required to be invested in a specific asset class. At times, the Fund may be 100% invested in common stocks.

  The Fund remains dedicated to high quality, first tier, companies. We want to own companies with a significant advantage in the marketplace. We believe it will take a well-balanced group of companies with very strong fundamentals and positive earnings growth to achieve improved results.

  We remain optimistic about the market and will carefully select investments to enhance long-term total return.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
         EASTCLIFF TOTAL RETURN FUND, STANDARD & POOR'S 500 STOCK INDEX
                  AND LEHMAN INTERMEDIATE CORPORATE BOND INDEX

            Eastcliff Total   Standard & Poor's 500      Lehman Intermediate
   Date       Return Fund        Stock Index*<F1>    Corporate Bond Index**<F2>
   ----       -----------        ----------------    --------------------------
 9/30/91        $10,000              $10,000                   $10,000
 9/30/92        $11,320              $11,110                   $11,270
 9/30/93        $12,837              $12,554                   $12,194
 9/30/94        $13,119              $13,006                   $11,987
 6/30/95        $14,129              $15,634                   $13,126
 6/30/96        $17,718              $19,714                   $13,821
 6/30/97        $22,697              $26,555                   $14,941
 6/30/98        $30,255              $34,601                   $16,211
 6/30/99        $36,821              $42,455                   $16,892
 6/30/00        $44,480              $45,512                   $17,606
 6/30/01        $32,466              $38,762                   $19,441

                          AVERAGE ANNUAL TOTAL RETURN

                      1-Year         5-Year        10-Year
                      -27.0%         +12.9%         +12.8

           Past performance is not predictive of future performance.

  *<F1> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
 **<F2> The Lehman Intermediate Corporate Bond Index includes all Intermediate publicly issued, fixed rate debt issues rated investment grade or higher, nonconvertible investment grade, dollar denominated, SEC-registered corporate debt. The Index includes Bonds with maturities of one to ten years and outstanding par values of at least $100 million.

                          Eastcliff Total Return Fund
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2001

ASSETS:
     Investments in securities, at value (cost $9,534,884)         $12,015,349
     Cash                                                                  150
     Receivable from investments sold                                1,172,781
     Dividends receivable                                                3,221
     Interest receivable                                                 3,430
                                                                   -----------
          Total assets                                             $13,194,931
                                                                   -----------
                                                                   -----------

LIABILITIES:
     Payable to brokers for investments purchased                  $   817,426
     Payable to shareholders for redemptions                            97,024
     Payable to adviser for management fees                             10,737
     Other liabilities                                                   4,419
                                                                   -----------
          Total liabilities                                            929,606
                                                                   -----------

NET ASSETS:
     Capital Stock, $0.01 par value; 300,000,000 shares
       authorized; 874,778 shares outstanding                        5,942,592
     Net unrealized appreciation on investments                      2,480,465
     Undistributed net realized gains on investments                 3,842,268
                                                                   -----------
          Net assets                                                12,265,325
                                                                   -----------
          Total liabilities and net assets                         $13,194,931
                                                                   -----------
                                                                   -----------

CALCULATION OF NET ASSET VALUE PER SHARE:
     Net asset value, offering and redemption price
       per share ($12,265,325 / 874,778 shares outstanding)        $     14.02
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                          Eastcliff Total Return Fund
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2001

SHARES OR
PRINCIPAL                                                             MARKET
  AMOUNT                                                COST          VALUE
  ------                                                ----          ------
LONG-TERM INVESTMENTS -- 92.3% (A)<F4>

COMMON STOCKS -- 92.3% (A)<F4>

CAPITAL GOODS SECTOR -- 8.8%
----------------------------
             ELECTRICAL EQUIPMENT -- 6.2%
    15,200   General Electric Co.                    $  130,394    $   741,000

             WASTE MANAGEMENT -- 2.6%
    16,800   Allied Waste
               Industries, Inc.*<F3>                    322,334        313,824

CONSUMER CYCLICALS SECTOR -- 5.7%
---------------------------------
             RETAIL-BUILDING SUPPLIES -- 3.0%
     5,000   Lowe's Companies, Inc.                     300,981        362,750

             RETAIL-DEPARTMENT STORES -- 2.7%
     9,500   May Department
               Stores Co.                               316,377        325,470

CONSUMER STAPLES SECTOR -- 2.2%
-------------------------------
             DISTRIBUTION-FOOD & HEALTH -- 2.2%
    15,000   SUPERVALU INC.                             250,436        263,250

ENERGY SECTOR -- 1.3%
---------------------
             OIL & GAS-REFINING & MARKETING -- 1.3%
     5,500   Williams Energy
               Partners L.P.                            156,006        161,755

FINANCIALS SECTOR -- 18.7%
--------------------------
             BANKS-MAJOR REGIONAL -- 3.2%
     8,300   Wells Fargo & Co.                          415,861        385,369

             FINANCIAL-DIVERSE -- 2.4%
     6,500   Nationwide Financial
               Services, Inc.                           297,085        283,725

             INSURANCE-MULTILINE -- 6.0%
     8,375   American International
               Group, Inc.                              132,879        720,250

             SAVINGS & LOAN -- 7.1%
    11,600   Dime Bancorp, Inc.                         411,868        432,100
    11,250   Washington Mutual, Inc.                    389,636        422,437
                                                     ----------    -----------
                                                        801,504        854,537

HEALTHCARE SECTOR -- 28.5%
--------------------------
             DIVERSE -- 3.7%
     9,250   Abbott Laboratories                        447,598        444,093

             DRUGS GENERIC -- 10.3%
    10,192   Johnson & Johnson                          409,764        509,600
     5,800   King Pharmaceuticals, Inc.*<F3>            311,113        311,750
     6,700   Watson
               Pharmaceuticals, Inc.*<F3>               403,239        412,988
                                                     ----------    -----------
                                                      1,124,116      1,234,338

             DRUGS MAJOR -- 5.7%
    17,200   Pfizer Inc.                                112,782        688,860

             MANAGED CARE -- 3.2%
     7,000   Express Scripts, Inc.*<F3>                 355,224        385,210

             MEDICAL PRODUCTS & SUPPLIES -- 5.6%
    13,600   Baxter International Inc.                  499,358        666,400

TECHNOLOGY SECTOR -- 10.7%
--------------------------
             COMMUNICATION-EQUIPMENT -- 1.2%
     6,250   Nokia Corp. "A" ADR                         25,023        137,750

             COMPUTER HARDWARE -- 2.4%
     2,600   International Business
               Machines Corp.                           302,679        293,800

             ELECTRONICS-SEMICONDUCTORS -- 3.2%
     4,200   NVIDIA Corp.*<F3>                          379,592        389,550

             SERVICES-DATA PROCESSING -- 3.9%
     4,800   Automatic Data
               Processing, Inc.                         271,975        238,560
     3,600   First Data Corp.                           201,985        231,300
                                                     ----------    -----------
                                                        473,960        469,860

TRANSPORTATION SECTOR -- 3.3%
-----------------------------
             RAILROADS -- 3.3%
    10,100   Canadian Pacific Ltd.                      415,260        391,375

UTILITIES SECTOR -- 13.1%
-------------------------
             ELECTRIC COMPANIES -- 2.9%
     5,500   Exelon Corp.                               371,867        352,660

             NATURAL GAS -- 7.4%
    12,900   Kinder Morgan
               Energy Partners, L.P.                    609,065        887,004

             POWER PRODUCERS & INDEPENDENTS -- 2.8%
     9,000   Calpine Corp.*<F3>                         372,184        340,200
                                                     ----------    -----------
                 Total common stocks                  8,612,565     11,093,030
                                                     ----------    -----------
                 Total long-term
                   investments                        8,612,565     11,093,030

SHORT-TERM INVESTMENTS -- 7.7% (A)<F4>

             VARIABLE RATE DEMAND NOTES
  $322,319   Firstar Bank U.S.A., N.A.                  322,319        322,319
   600,000   Wisconsin Corporate
               Central Credit Union                     600,000        600,000
                                                     ----------    -----------
                 Total short-term
                   investments                          922,319        922,319
                                                     ----------    -----------
                 Total investments
                   -- 100% (A)<F4>                   $9,534,884    $12,015,349
                                                     ----------    -----------
                                                     ----------    -----------

  *<F3>   Non-income producing security.
(a)<F4> Percentages for the various classifications relate to total investments.

  The accompanying notes to financial statements are an integral part of this schedule.

                          Eastcliff Total Return Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2001

INCOME:
     Dividends                                                     $   133,990
     Interest                                                           75,470
                                                                   -----------
          Total income                                                 209,460
                                                                   -----------

EXPENSES:
     Management fees                                                   177,522
     Administrative services                                            36,995
     Professional fees                                                  24,979
     Transfer agent fees                                                14,623
     Custodian fees                                                      5,953
     Registration fees                                                   4,409
     Printing and postage expense                                        3,932
     Insurance expense                                                   3,621
     Board of Directors fees                                             1,300
     Other expenses                                                      3,510
                                                                   -----------
          Total expenses before reimbursement                          276,844
     Less expenses assumed by adviser                                  (46,069)
                                                                   -----------
          Net expenses                                                 230,775
                                                                   -----------
NET INVESTMENT LOSS                                                    (21,315)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     5,541,874
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             (11,392,680)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (5,850,806)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(5,872,121)
                                                                   -----------
                                                                   -----------

                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 2001 and June 30, 2000

                                                                                                           2001           2000
                                                                                                        ----------     ----------
OPERATIONS:
     Net investment loss                                                                                $   (21,315)   $  (157,635)
     Net realized gain on investments                                                                     5,541,874      3,951,623
     Net (decrease) increase in unrealized appreciation on investments                                  (11,392,680)       836,763
                                                                                                        -----------    -----------
          Net (decrease) increase in net assets resulting from operations                                (5,872,121)     4,630,751
                                                                                                        -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ($0.02364 per share)                                                   --        (24,713)
     Distributions from net realized gains ($3.89295 and $3.73142 per share, respectively)               (4,007,902)    (3,957,048)
                                                                                                        -----------    -----------
          Total distributions                                                                            (4,007,902)*   (3,981,761)
                                                                                                                   <F5>
                                                                                                        -----------    -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (18,442 and 23,597 shares, respectively)                                   337,853        530,777
     Net asset value of shares issued in distributions (206,656 and 180,696 shares, respectively)         3,709,305      3,595,034
     Cost of shares redeemed (375,504 and 249,560 shares, respectively)                                  (6,087,617)    (5,590,580)
                                                                                                        -----------    -----------
          Net decrease in net assets derived from Fund share activities                                  (2,040,459)    (1,464,769)
                                                                                                        -----------    -----------
          TOTAL DECREASE                                                                                (11,920,482)      (815,779)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                                  24,185,807     25,001,586
                                                                                                        -----------    -----------
NET ASSETS AT THE END OF THE YEAR                                                                       $12,265,325    $24,185,807
                                                                                                        -----------    -----------
                                                                                                        -----------    -----------

*<F5>  See Note 8.

  The accompanying notes to financial statements are an integral part of these statements.

                          Eastcliff Total Return Fund
                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                                          YEARS ENDED JUNE 30,
                                                                        --------------------------------------------------------
                                                                         2001        2000         1999        1998         1997
                                                                        ------      ------       ------      ------       ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                      $23.59      $23.36       $21.50      $16.86       $14.62
Income from investment operations:
     Net investment (loss) income                                        (0.04)      (0.13)        0.10        0.23         0.23
     Net realized and unrealized (losses) gains on investments           (5.64)       4.11         4.28        5.19         3.47
                                                                        ------      ------       ------      ------       ------
Total from investment operations                                         (5.68)       3.98         4.38        5.42         3.70

Less distributions:
     Dividends from net investment income                                   --       (0.02)       (0.17)      (0.25)       (0.12)
     Distributions from net realized gains                               (3.89)      (3.73)       (2.35)      (0.53)       (1.34)
                                                                        ------      ------       ------      ------       ------
Total from distributions                                                 (3.89)      (3.75)       (2.52)      (0.78)       (1.46)
                                                                        ------      ------       ------      ------       ------
Net asset value, end of year                                            $14.02      $23.59       $23.36      $21.50       $16.86
                                                                        ------      ------       ------      ------       ------
                                                                        ------      ------       ------      ------       ------

TOTAL INVESTMENT RETURN                                                 (27.0%)      20.8%        21.7%       33.3%        28.1%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                    12,265      24,186       25,002      25,454       21,626
Ratio of expenses (after reimbursement) to average net assets(a)<F6>      1.3%        1.3%         1.3%        1.3%         1.3%
Ratio of net investment (loss) income to average net assets(b)<F7>       (0.1%)      (0.6%)        0.4%        1.2%         1.5%
Portfolio turnover rate                                                 120.3%       46.7%        32.9%       38.4%        58.3%

 (a)<F6> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2001, 2000, 1999, 1998 and 1997, as follows: 1.6%, 1.4%, 1.4%, 1.4% and 1.5%, respectively.
 (b)<F7> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2001, 2000, 1999, 1998 and 1997, as follows: (0.4%), (0.7%), 0.3%, 1.1% and 1.3%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

                                   Eastcliff
                                  Growth Fund

                                                                   July 30, 2001

Dear Shareholder:

  The stock market's essence of anticipating the future was most evident in the second quarter. Economic fundamentals and earnings disappointments worsened, but stocks rose! In fact, as is historically the case from market bottoms, small cap growth stocks did the best. Your ownership of some of the larger mid cap stocks was additive.

  We have been managing the portfolio for several quarters with a high sensitivity to earnings risk in a tough economic environment. On the other hand, we have lately been mindful of specific stock opportunities looking toward a better economy and stronger earnings growth by year end and in 2002. This approach was beneficial in the second quarter and the first half as follows:

                                                           RUSSELL
        2001                               FUND          1000 GROWTH
        ----                               ----          -----------
        Second Quarter                     9.5%              8.4%
        First Half                        -8.7%            -14.2%

  In the second quarter, gains were led by rebounds in the technology sector. Particularly strong were several of the software stocks such as Brocade Communications and Siebel Systems. The Contract Manufacturers also gained nicely. Your media holdings AOL Time Warner and Viacom did well. The weakest sector was energy and Independent Power Producers such as Enron, Dynegy and AES. Concerns about price controls in California and other issues, exaggerated in our view, pressured the stocks. In the financial sector, your holdings posted moderate gains while healthcare stocks were mixed.

  In respect to the investment outlook, we expect the stock market will be higher by year end. The positives are the recently enacted tax cut, several interest rate reductions by the Federal Reserve, considerable inventory trimming and expense reduction by Corporate America and the fairly steady spending and confidence of consumers (vehicle and house sales continue at a high rate). The S&P 500 is selling around 20x 2002 estimated earnings. While not "cheap", this valuation is not unreasonable with inflation in the area of 2% and in view of the many U.S. secular strengths.

  However, there are several issues which make us question near-term risks. First, stocks rose nicely in the second quarter when in fact the underlying earnings deteriorated more than nearly all observers expected. The shortfalls included stalwarts like Merck, not just Cisco Systems or JDS Uniphase. Second, international economies are clearly slowing and interest rate cuts have lagged in Europe. Third, the strong dollar is exacerbating U.S. companies' push to increase export sales. Fourth, the weak U.S. employment report for June may yet finally spook consumer spending. And, fifth, few companies will likely report any actual improvement in business until later in September.

  These risks may make it a long uncomfortable summer. Nevertheless, we feel the ingredients for a resumption of the Bull Market are coming together. We will continue to work carefully to take advantage of the opportunities.

                                        Respectfully submitted,

                                        /s/Clark J. Winslow

                                        Clark J. Winslow
                                        Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by U.S. Trust Co. or any of its affiliates.

                             Eastcliff Growth Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 2001

  During the twelve months ended June 30, 2001, the stock market has been experiencing a major correction in the long Bull Market running from August 1982. The interest rate increases by the Federal Reserve, which ended in May 2000, finally impacted the economy. Especially hard hit was the technology sector which had been riding the Internet .com boom. As technology businesses weakened, profits were hit unusually hard. Fortunately, the consumer has maintained spending reasonably well so the overall economy has flattened instead of receding.

  The profits decline in the economy has been reflected noticeably in the stock market, particularly in the previously outperforming growth sector. The Russell 1000 Growth index over the past 12 months has declined 36%. Although disappointing absolutely, the Fund outperformed the index by receding a lesser 21%. Encouragingly, the second quarter increase of 9.5% perhaps portends the beginning of improvement in financial markets, which may be anticipating a better economy and growing profits by the end of 2001.

  Over the past fiscal year, strength in the portfolio came from our overweight in financials. Versus the Russell Growth 1000 Index the underweight in technology stocks was also helpful. The underperformance vs. the S&P 500 over the 12 months is primarily due to the Fund's heavier weight in technology compared with that Index. We look forward to earnings improvements by the end of 2001 and are positioning the portfolio to take advantage of the growth opportunities.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
EASTCLIFF GROWTH FUND, RUSSELL 1000 GROWTH INDEX AND STANDARD & POOR'S 500 STOCK
                                     INDEX

                Eastcliff            Russell 1000          Standard & Poor's
   Date        Growth Fund        Growth Index**<F9>     500 Stock Index*<F8>
   ----        -----------        ------------------     --------------------
  7/1/95#<F44>    10,000                10,000                  10,000
 6/30/96          12,560                12,781                  12,620
 6/30/97          13,916                16,787                  16,999
 6/30/98          18,634                22,058                  22,150
 6/30/99          20,162                28,079                  27,200
 6/30/00          24,699                35,296                  29,158
 6/30/01          19,633                22,513                  24,855

                          AVERAGE ANNUAL TOTAL RETURN

                                                    Since Inception
                 1-Year              5-Year             7/01/95
                 -20.5%              +9.3%               +11.9%

#<F44>  inception date

           Past performance is not predictive of future performance.

 *<F8> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
**<F9> The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

                             Eastcliff Growth Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 2001

SHARES OR
PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
  ------                                                  ----        ------
LONG-TERM INVESTMENTS -- 96.7% (A)<F11>

COMMON STOCKS -- 96.7% (A)<F11>

CAPITAL GOODS SECTOR -- 13.9%
-----------------------------
             ELECTRICAL EQUIPMENT -- 7.8%
     1,600   Celestica Inc.*<F10>                      $   61,056   $   82,400
     2,600   Flextronics
               International Ltd.*<F10>                    59,256       67,886
     6,300   General Electric Co.                         251,230      307,125
                                                       ----------   ----------
                                                          371,542      457,411

             MANUFACTURER-DIVERSE -- 4.7%
     5,100   Tyco International Ltd.                      197,286      277,950

             MANUFACTURER-SPECIALTY -- 1.4%
     2,600   Jabil Circuit, Inc.*<F10>                     62,471       80,236

CONSUMER CYCLICALS SECTOR -- 6.3%
---------------------------------
             RETAIL-BUILDING SUPPLIES -- 2.2%
     2,800   The Home Depot, Inc.                          66,751      130,340

             RETAIL-DEPARTMENT STORES -- 0.6%
       600   Kohl's Corp.*<F10>                            30,876       37,638

             RETAIL-GENERAL MERCHANTS -- 2.2%
     1,700   Target Corp.                                  58,657       58,820
     1,400   Wal-Mart Stores, Inc.                         41,977       68,320
                                                       ----------   ----------
                                                          100,634      127,140

             RETAIL-SPECIALTY -- 0.8%
     1,500   Bed Bath & Beyond Inc.*<F10>                  30,543       45,000

             SERVICES-ADVERTISING/MARKETING -- 0.5%
       500   TMP Worldwide Inc.*<F10>                      15,052       30,000

CONSUMER STAPLES SECTOR -- 12.0%
--------------------------------
             BROADCAST MEDIA -- 3.3%
     1,600   Clear Channel
               Communications, Inc.*<F10>                  81,182      100,320
     2,100   Comcast Corp.
               Special Cl A NV*<F10>                       87,664       91,140
                                                       ----------   ----------
                                                          168,846      191,460

             DISTRIBUTOR-FOOD & HEALTH -- 1.6%
     1,350   Cardinal Health, Inc.                         81,444       93,150

             ENTERTAINMENT -- 6.3%
     4,400   AOL Time Warner Inc.*<F10>                   191,102      233,200
     2,700   Viacom Inc. Ser. B*<F10>                      82,878      139,725
                                                       ----------   ----------
                                                          273,980      372,925

             RETAIL-DRUG STORES -- 0.8%
     1,200   CVS Corp.                                     47,448       46,320

ENERGY SECTOR -- 1.7%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 1.7%
     3,500   Santa Fe International Corp.                 111,097      101,500

             CONSUMER FINANCE -- 4.6%
     1,000   Capital One Financial Corp.                   59,555       60,000
     3,600   MBNA Corp.                                    23,940      118,620
     1,500   Providian Financial Corp.                     49,891       88,800
                                                       ----------   ----------
                                                          133,386      267,420

             FINANCIAL-DIVERSE -- 4.3%
     2,200   Fannie Mae                                   158,475      187,330
     1,600   John Hancock Financial
               Services, Inc.                              55,955       64,416
                                                       ----------   ----------
                                                          214,430      251,746

             INSURANCE-LIFE/HEALTH -- 2.1%
     3,900   AFLAC INC.                                   108,385      122,811

             Insurance-Multiline -- 1.3%
       900   American International
               Group, Inc.                                 67,432       77,400

             INVESTMENT BANKS/BROKERS -- 0.9%
       900   Merrill Lynch & Co., Inc.                     49,693       53,325

HEALTHCARE SECTOR -- 15.6%
--------------------------
             BIOTECHNOLOGY -- 1.6%
     1,000   Amgen Inc.*<F10>                              59,639       60,680
       600   Genentech, Inc.*<F10>                         29,547       33,060
                                                       ----------   ----------
                                                           89,186       93,740

             DIVERSE -- 4.3%
     2,200   American Home
               Products Corp.                             121,261      128,568
     2,400   Johnson & Johnson                            111,723      120,000
                                                       ----------   ----------
                                                          232,984      248,568

             DRUGS-MAJOR -- 5.6%
     6,400   Pfizer Inc.                                  223,398      256,320
     1,600   Pharmacia Corp.                               80,241       73,520
                                                       ----------   ----------
                                                          303,639      329,840

             MANAGED CARE -- 2.8%
     2,600   UnitedHealth Group Inc.                      145,185      160,550

             MEDICAL PRODUCTS & SUPPLIES -- 1.3%
     1,700   Medtronic, Inc.                               59,921       78,217

TECHNOLOGY SECTOR -- 27.6%
--------------------------
             COMMUNICATION-EQUIPMENT -- 1.5%
       900   Comverse Technology, Inc.*<F10>               42,850       51,390
     1,600   Nokia Corp. "A" ADR                           49,411       35,264
                                                       ----------   ----------
                                                           92,261       86,654

             COMPUTER HARDWARE -- 0.5%
     2,000   Sun Microsystems, Inc.*<F10>                  45,068       31,440

             COMPUTER SOFTWARE/SERVICES -- 8.9%
       500   BEA Systems, Inc.*<F10>                       17,460       15,355
     1,500   i2 Technologies, Inc.*<F10>                   33,433       29,700
     1,037   Informix Corp.*<F10>                               0        6,056
     1,000   Intuit Inc.*<F10>                             34,453       39,990
       600   Mercury Interactive Corp.*<F10>               38,391       35,940
     2,400   Microsoft Corp.*<F10>                         42,831      175,200
     4,400   Oracle Corp.*<F10>                            47,834       83,600
     1,800   Peregrine Systems, Inc.*<F10>                 42,460       52,200
       700   Siebel Systems, Inc.*<F10>                    23,557       32,830
       800   VERITAS Software Corp.*<F10>                  61,815       53,224
                                                       ----------   ----------
                                                          342,234      524,095

             COMPUTERS-NETWORKING -- 2.2%
     7,000   Cisco Systems Inc.*<F10>                      36,207      127,400

             COMPUTERS-PERIPHERAL -- 3.1%
     2,400   Brocade Communications
               Systems, Inc.*<F10>                         58,667      105,576
     2,700   EMC Corp. (Mass.)*<F10>                       86,488       78,435
                                                       ----------   ----------
                                                          145,155      184,011

             ELECTRONICS-SEMICONDUCTORS -- 4.9%
     1,900   Altera Corp.*<F10>                            57,455       55,100
     3,000   Intel Corp.                                   86,397       87,750
     2,700   Linear Technology Corp.                      101,289      119,394
       800   Texas Instruments Inc.                        33,229       25,200
                                                       ----------   ----------
                                                          278,370      287,444

             SERVICES-DATA PROCESSING -- 6.5%
     3,500   First Data Corp.                             151,335      224,875
     2,400   Fiserv, Inc.*<F10>                            44,837      153,552
                                                       ----------   ----------
                                                          196,172      378,427

UTILITIES SECTOR -- 6.4%
-------------------------
             NATURAL GAS -- 5.4%
     1,800   Dynegy Inc.                                   81,415       83,700
     3,100   Enron Corp.                                  137,380      151,900
     2,400   Williams Companies, Inc.                      91,306       79,080
                                                       ----------   ----------
                                                          310,101      314,680

             POWER PRODUCERS-INDEPENDENT -- 1.0%
     1,400   The AES Corp.*<F10>                           41,195       60,270
                                                       ----------   ----------
                 Total common stocks                    4,448,974    5,669,108
                                                       ----------   ----------
                 Total long-term
                   investments                          4,448,974    5,669,108

SHORT-TERM INVESTMENTS -- 2.4% (A)<F11>

             VARIABLE RATE DEMAND NOTE
  $141,199   Firstar Bank U.S.A., N.A.                    141,199      141,199
                                                       ----------   ----------
                 Total short-term
                   investments                            141,199      141,199
                                                       ----------   ----------
                 Total investments                     $4,590,173    5,810,307
                                                       ----------
                                                       ----------
             Cash and receivables, less
               liabilities 0.9% (A)<F11>                                50,170
                                                                    ----------
                 Net Assets                                         $5,860,477
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($5,860,477 / 1,156,608
                   shares outstanding)                              $     5.07
                                                                    ----------
                                                                    ----------

  *<F10>   Non-income producing security.
(a)<F11>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                             Eastcliff Growth Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2001

INCOME:
     Dividends                                                     $    23,402
     Interest                                                           26,391
                                                                   -----------
          Total income                                                  49,793
                                                                   -----------

EXPENSES:
     Management fees                                                    82,316
     Professional fees                                                  23,290
     Administrative services                                            17,275
     Transfer agent fees                                                12,467
     Custodian fees                                                      8,976
     Registration fees                                                   2,744
     Insurance expense                                                   1,729
     Printing and postage expense                                        1,562
     Board of Directors fees                                             1,300
     Other expenses                                                      2,345
                                                                   -----------
          Total expenses before reimbursement                          154,004
     Less expenses assumed by adviser                                  (46,994)
                                                                   -----------
          Net expenses                                                 107,010
                                                                   -----------
NET INVESTMENT LOSS                                                    (57,217)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     1,317,999
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (3,054,162)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (1,736,163)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(1,793,380)
                                                                   -----------
                                                                   -----------

                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 2001 and June 30, 2000

                                                                                                 2001                2000
                                                                                              ----------          ----------
OPERATIONS:
     Net investment loss                                                                      $   (57,217)        $  (117,515)
     Net realized gain on investments                                                           1,317,999          11,691,677
     Net decrease in unrealized appreciation on investments                                    (3,054,162)        (10,029,788)
                                                                                              -----------         -----------
          Net (decrease) increase in net assets resulting from operations                      (1,793,380)          1,544,374
                                                                                              -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains ($4.55624 and
       $6.42145 per share, respectively)                                                       (4,296,747)        (10,647,441)
                                                                                              -----------         -----------
          Total distributions                                                                  (4,296,747)*<F12>  (10,647,441)
                                                                                              -----------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (172,806 and 123,334 shares, respectively)                     1,160,251           1,461,530
     Net asset value of shares issued in distributions
       (443,535 and 211,309 shares, respectively)                                               2,656,761           2,339,526
     Cost of shares redeemed (505,377 and 2,069,732 shares, respectively)                      (4,017,814)        (25,920,439)
                                                                                              -----------         -----------
          Net decrease in net assets derived from Fund share activities                          (200,802)        (22,119,383)
                                                                                              -----------         -----------
          TOTAL DECREASE                                                                       (6,290,929)        (31,222,450)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                        12,151,406          43,373,856
                                                                                              -----------         -----------
NET ASSETS AT THE END OF THE YEAR                                                             $ 5,860,477         $12,151,406
                                                                                              -----------         -----------
                                                                                              -----------         -----------

*<F12>  See Note 8.

  The accompanying notes to financial statements are an integral part of these statements.

                             Eastcliff Growth Fund
                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                                      FOR THE YEARS ENDED JUNE 30,
                                                                        --------------------------------------------------------
                                                                         2001        2000         1999        1998         1997
                                                                        ------      ------       ------      ------       ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                      $11.62      $15.60       $17.85      $13.92       $12.56
Income from investment operations:
     Net investment loss (a)<F13>                                        (0.05)      (0.08)       (0.18)      (0.15)       (0.14)
     Net realized and unrealized (losses) gains on investments           (1.94)       2.52         1.15        4.71         1.50
                                                                        ------      ------       ------      ------       ------
Total from investment operations                                         (1.99)       2.44         0.97        4.56         1.36
Less distributions:
     Dividend from net investment income                                    --          --           --          --           --
     Distributions from net realized gains                               (4.56)      (6.42)       (3.22)      (0.63)          --
                                                                        ------      ------       ------      ------       ------
Total from distributions                                                 (4.56)      (6.42)       (3.22)      (0.63)          --
                                                                        ------      ------       ------      ------       ------
Net asset value, end of year                                            $ 5.07      $11.62       $15.60      $17.85       $13.92
                                                                        ------      ------       ------      ------       ------
                                                                        ------      ------       ------      ------       ------

TOTAL INVESTMENT RETURN                                                 (20.5%)      22.5%         8.0%       33.9%        10.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                     5,860      12,151       43,374      56,594       46,389
Ratio of expenses (after reimbursement)
  to average net assets (b)<F14>                                          1.3%        1.3%         1.3%        1.3%         1.3%
Ratio of net investment loss to average net assets (c)<F15>              (0.7%)      (0.7%)       (0.7%)      (0.9%)       (1.0%)
Portfolio turnover rate                                                 112.0%      123.9%        86.3%       93.3%        54.3%

  (a)<F13> In 2001 and 2000, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  (b)<F14> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2001, 2000 and 1997, 1.9%, 1.5% and 1.3%, respectively.
  (c)<F15> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2001, 2000 and 1997, (1.3%), (0.9%) and (1.0%), respectively.

  The accompanying notes to financial statements are an integral part of this statement.

                         Eastcliff Emerging Growth Fund

                                                                   July 30, 2001
Dear Shareholder:

  After one of the worst first quarters on record, all of the major market indices rallied in the second quarter to deliver their first quarter of positive performance since the beginning of 2000. The NASDAQ Composite, S&P 500, and Dow Jones Industrials rose 17%, 6%, and 6%, respectively. Remaining aggressive in its efforts to stimulate the economy, the Fed lowered interest rates three times in the period. Investors took on a more aggressive posture in anticipation of the economic recovery driving growth stocks and small-cap stocks to outperform value stocks and large-caps in the quarter.

  The Eastcliff Emerging Growth Fund participated in the market rebound with a 23.6% return versus an 18.0% gain in the Russell 2000 Growth Index in the quarter. For the fiscal year ended June 30, the Fund declined 11.0% relative to a decline of 23.3% in the benchmark.

  While second quarter corporate earnings are expected to be under pressure, particularly in the tech arena, we remain optimistic about the outlook for the market in the latter half of the year. The six interest rate cuts instituted by the Fed this year should lead to a recovery in corporate profits which will lead to higher stock prices over time. Recent economic releases show signs that the economy is bottoming out and beginning to improve in areas. Durable goods orders rose in May versus a decline the prior month and jobless claims fell for the third straight week. Importantly, inflation remains in check and consumer spending and confidence continue to be favorable. Auto sales have stayed strong and new homes sales rose again in May. Consumers will benefit from declining energy prices and federal tax rebates which should be on the way later this summer.

  Over the next several quarters, we will continue to aggressively position the Fund for an economic rebound. Relative to the Russell 2000 Growth Index, we are most over weighted in the consumer sector at a 31% portfolio weight, followed by technology at 32%, or approximately a market weight. Spending on technology should recover as corporations become more confident about their prospects. Accordingly, we expect to increase our tech exposure using funds from consumer or business service stocks where valuations look full and appreciation potential appears limited. We also expect to opportunistically increase our health care exposure over time given the number of attractive companies we have identified. We intend to stay fully invested as upward movements in small and mid-cap stocks can be powerful and difficult to time.

  Thank you for your continued support.

                                    Sincerely,

                                    /s/Gail M. Knappenberger

                                    Gail M. Knappenberger
                                    Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by U.S. Trust Co. or any of its affiliates.

                         Eastcliff Emerging Growth Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 2001

  For the fiscal year ended June 30, the Eastcliff Emerging Growth Fund declined 11% versus a 23.3% loss in the Russell 2000 Growth Index. While this has been a difficult market environment, we are pleased to see recent improvements in performance. The Fund has risen 15% from inception through June
30. Over the past several months, we have repositioned the portfolio by increasing our exposure to technology stocks which have become attractively valued.

  All sectors of the Fund rallied in the quarter with the exception of our energy holdings, which are now a modest overall weight. Not surprisingly, the sharpest rebound in the portfolio came from technology stocks that had been most under pressure during the market sell off. Strong gains were seen in existing tech holdings such as Pixelworks (+243%), and from newer holdings, including FEI Company (+86%) and Sonicwall Inc. (+107%). Our over weighting in the consumer and business service sectors also boosted performance, with returns of over 50% from companies such as Tweeter Home Entertainment, Talx Corporation, and Plato Learning.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
EASTCLIFF EMERGING GROWTH FUND, RUSSELL 2000 INDEX AND RUSSELL 2000 GROWTH INDEX

              Eastcliff Emerging       Russell 2000         Russell 2000
   Date           Growth Fund          Index*<F16>      Growth Index**<F17>
   ----           -----------          -----------      -------------------
 9/30/99#<F45>      10,000                10,000               10,000
12/31/99            12,992                11,844               13,339
 3/31/00            13,791                12,683               14,577
 6/30/00            12,921                12,203               13,503
 9/30/00            14,570                12,339               12,966
12/31/00            12,485                11,486               10,347
 3/31/01             9,308                10,738                8,774
 6/30/01            11,504                12,273               10,351

                          AVERAGE ANNUAL TOTAL RETURN

                      1-Year               Since inception 9/30/99
                      -11.0%                        +8.4%

#<F45>  inception date

           Past performance is not predictive of future performance.

 *<F16> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.
**<F17> Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

                         Eastcliff Emerging Growth Fund
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2001

ASSETS:
     Investments in securities, at value (cost $11,316,796)        $13,881,340
     Cash                                                            1,432,982
     Receivable from investments sold                                   97,549
     Dividends receivable                                                  126
     Interest receivable                                                   873
                                                                   -----------
          Total assets                                             $15,412,870
                                                                   -----------
                                                                   -----------

LIABILITIES:
     Payable to brokers for investments purchased                  $    81,058
     Payable to adviser for management fees                              8,821
     Other liabilities                                                   2,646
                                                                   -----------
          Total liabilities                                             92,525
                                                                   -----------

NET ASSETS:
     Capital Stock, $0.01 par value; 300,000,000 shares
       authorized; 1,347,300 shares outstanding                     14,817,129
     Net unrealized appreciation on investments                      2,564,544
     Undistributed net realized losses on investments               (2,061,328)
                                                                   -----------
          Net assets                                                15,320,345
                                                                   -----------
          Total liabilities and net assets                         $15,412,870
                                                                   -----------
                                                                   -----------

CALCULATION OF NET ASSET VALUE PER SHARE:
     Net asset value, offering and redemption price
       per share ($15,320,345 / 1,347,300 shares outstanding)      $     11.37
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                         Eastcliff Emerging Growth Fund
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2001

 SHARES OR
 PRINCIPAL                                                            MARKET
  AMOUNT                                                COST          VALUE
  ------                                                ----          ------
LONG-TERM INVESTMENTS -- 79.5% (A)<F19>

COMMON STOCKS -- 79.5% (A)<F19>

CAPITAL GOODS SECTOR  4.6%
--------------------------
               AEROSPACE/DEFENSE -- 0.9%
      6,350    Anaren Microwave, Inc.*<F18>         $   104,016    $   127,000

               CONTAINERS-METAL/GLASS -- 1.6%
      6,800    Mobile Mini, Inc.*<F18>                  126,536        224,264

               ELECTRICAL EQUIPMENT -- 2.1%
     19,700    Pemstar Inc.*<F18>                       270,463        289,196

COMMUNICATION SERVICES SECTOR -- 1.1%
-------------------------------------
               TELECOMMUNICATION-CELLULAR -- 1.1%
      4,200    TALX Corp.                                87,382        155,400

CONSUMER CYCLICALS SECTOR -- 17.1%
----------------------------------
               LEISURE TIME-PRODUCTS -- 1.2%
      4,800    SCP Pool Corp.*<F18>                     154,137        165,312

               RETAIL-APPAREL -- 5.8%
      5,900    Abercrombie & Fitch Co.*<F18>            168,336        262,550
      6,400    Charlotte Russe
                 Holding Inc.*<F18>                     175,991        171,520
      7,950    Chico's FAS, Inc.*<F18>                  184,721        236,512
      4,000    Christopher &
                 Banks Corp.*<F18>                      121,541        130,400
                                                    -----------    -----------
                                                        650,589        800,982

               RETAIL-COMPUTERS & ELECTRONICS -- 1.3%
      5,150    Tweeter Home
                 Entertainment
                 Group, Inc.*<F18>                       74,435        181,795

               RETAIL-GENERAL MERCHANTS -- 1.7%
      9,125    Fred's, Inc.                             175,606        234,969

               RETAIL-DISCOUNTERS -- 1.5%
      7,200    Dollar Tree Stores, Inc.*<F18>           194,612        200,448

               SERVICES-COMMERCIAL & CONSUMER -- 5.6%
      6,075    ChoicePoint Inc.*<F18>                   215,269        255,454
      6,850    The Corporate Executive
                 Board Co.*<F18>                        138,975        287,700
     12,800    Princeton Review, Inc.*<F18>             130,512        110,080
      4,950    Resources Connection,
                 Inc.*<F18>                              73,490        127,908
                                                    -----------    -----------
                                                        558,246        781,142

CONSUMER STAPLES SECTOR -- 4.4%
-------------------------------
               RESTAURANTS -- 4.4%
      8,050    Buca, Inc.*<F18>                         159,765        175,087
      7,350    California Pizza
                 Kitchen, Inc.*<F18>                    169,501        170,887
      6,350    Famous Dave's of
                 America, Inc.*<F18>                     54,271         61,405
      6,500    Panera Bread Co.*<F18>                    65,851        205,205
                                                    -----------    -----------
                                                        449,388        612,584

ENERGY SECTOR -- 0.9%
---------------------
               OIL & GAS-DRILLING & EQUIPMENT -- 0.9%
      4,150    Precision Drilling Corp.*<F18>           136,093        129,646

HEALTHCARE SECTOR -- 12.2%
--------------------------
               BIOTECHNOLOGY -- 1.4%
      4,000    Integra LifeSciences
                 Holdings*<F18>                          81,058         86,600
      1,500    Invitrogen Corp.*<F18>                    93,367        107,700
                                                    -----------    -----------
                                                        174,425        194,300

               DRUGS-GENERIC -- 3.3%
      3,950    Medicis Pharmaceutical
                 Corp.*<F18>                            157,298        209,350
      6,200    Noven Pharmaceuticals,
                 Inc.*<F18>                             149,753        243,040
                                                    -----------    -----------
                                                        307,051        452,390

               DRUGS-MAJOR -- 2.7%
     11,700    First Horizon
                 Pharmaceutical Corp.*<F18>              95,650        375,570

               SPECIALIZED SERVICES -- 4.8%
      8,550    Accredo Health, Inc.*<F18>               251,644        317,974
      9,150    Albany Molecular
                 Research, Inc.*<F18>                   250,171        347,792
                                                    -----------    -----------
                                                        501,815        665,766

TECHNOLOGY SECTOR -- 36.8%
--------------------------
               COMPUTER HARDWARE -- 2.3%
     10,300    PLATO Learning, Inc.*<F18>               230,984        318,785

               COMPUTER SOFTWARE/SERVICES -- 14.4%
      6,850    Advent Software, Inc.*<F18>              201,646        434,975
      9,200    The Descartes Systems
                 Group Inc.*<F18>                       157,962        166,980
      4,300    EPIQ Systems, Inc.*<F18>                 102,997        110,467
      4,550    HNC Software Inc.*<F18>                  132,517        113,750
      5,100    The InterCept Group*<F18>                 91,162        193,800
      4,050    Internet Security
                 Systems, Inc.*<F18>                    195,461        196,668
      6,250    Manhattan
                 Associates, Inc.*<F18>                 218,351        248,437
      4,300    Manugistics Group, Inc.*<F18>            136,669        107,930
      7,250    MapInfo Corp.*<F18>                      216,335        159,500
     10,050    Take-Two Interactive
                 Software, Inc.*<F18>                   166,281        186,428
      2,600    Ulticom, Inc.*<F18>                       81,316         87,880
                                                    -----------    -----------
                                                      1,700,697      2,006,815

               COMPUTERS-NETWORKING -- 3.8%
      9,350    Ixia*<F18>                               190,409        177,650
     13,900    SonicWALL, Inc.*<F18>                    180,535        350,419
                                                    -----------    -----------
                                                        370,944        528,069

               ELECTRONICS-INSTRUMENTS -- 2.6%
      6,850    FEI Co.*<F18>                            185,149        280,850
      4,526    Measurement
                 Specialties, Inc.*<F18>                 77,041         75,810
                                                    -----------    -----------
                                                        262,190        356,660

               ELECTRONICS-SEMICONDUCTORS -- 6.4%
      6,050    Exar Corp.*<F18>                         148,839        119,548
     15,950    Pixelworks, Inc.*<F18>                   341,368        570,053
      6,500    Semtech Corp.*<F18>                      132,950        195,000
                                                    -----------    -----------
                                                        623,157        884,601

               EQUIPMENT-SEMICONDUCTORS -- 2.6%
      4,550    Axcelis Technologies, Inc.*<F18>          81,104         67,340
      6,050    Credence Systems Corp.*<F18>             152,962        146,652
      3,150    DuPont Photomasks, Inc.*<F18>            171,384        151,988
                                                    -----------    -----------
                                                        405,450        365,980

               SERVICES-DATA PROCESSING -- 4.7%
      4,050    The BISYS Group, Inc.*<F18>              190,960        238,950
      6,400    Fiserv, Inc.*<F18>                       213,426        409,472
                                                    -----------    -----------
                                                        404,386        648,422

TRANSPORTATION SECTOR -- 1.3%
-----------------------------
               TRUCKERS -- 1.3%
      6,100    Forward Air Corp.*<F18>                  227,557        182,695

UTILITIES SECTOR -- 1.1%
------------------------
               POWER PRODUCERS-INDEPENDENT -- 1.1%
      6,300    Aquila, Inc.*<F18>                       187,733        155,295
                                                    -----------    -----------
                   Total common stocks                8,473,542     11,038,086
                                                    -----------    -----------
                   Total long-term
                     investments                      8,473,542     11,038,086

SHORT-TERM INVESTMENTS -- 20.5% (A)<F19>

               FEDERAL AGENCIES -- 15.8%
 $1,100,000    Federal Home Loan Bank,
                 3.60%, due 07/06/01                  1,099,450      1,099,450
  1,100,000    Federal Home Loan Bank,
                 3.55%, due  07/10/01                 1,099,024      1,099,024
                                                    -----------    -----------
                   Total federal agencies             2,198,474      2,198,474

               VARIABLE RATE DEMAND NOTE -- 4.7%
    644,780    Firstar Bank U.S.A., N.A.                644,780        644,780
                                                    -----------    -----------
                   Total short-term
                     investments                      2,843,254      2,843,254
                                                    -----------    -----------
                   Total investments
                     -- 100% (A)<F19>               $11,316,796    $13,881,340
                                                    -----------    -----------
                                                    -----------    -----------

  *<F18>   Non-income producing security.
(a)<F19> Percentages for the various classifications relate to total investments.

  The accompanying notes to financial statements are an integral part of this schedule.

                         Eastcliff Emerging Growth Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2001

INCOME:
     Dividends                                                     $     3,066
     Interest                                                           31,272
                                                                   -----------
          Total income                                                  34,338
                                                                   -----------

EXPENSES:
     Management fees                                                   109,833
     Administrative services                                            22,811
     Professional fees                                                  22,197
     Transfer agent fees                                                13,264
     Custodian fees                                                      8,943
     Registration fees                                                   2,434
     Insurance expense                                                   1,912
     Board of Directors fees                                             1,300
     Printing and postage expense                                        1,161
     Other expenses                                                      2,225
                                                                   -----------
          Total expenses before reimbursement                          186,080
     Less expenses assumed by adviser                                  (43,297)
                                                                   -----------
          Net expenses                                                 142,783
                                                                   -----------
NET INVESTMENT LOSS                                                   (108,445)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (1,469,902)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 459,301
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (1,010,601)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(1,119,046)
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                         Eastcliff Emerging Growth Fund
                      STATEMENTS OF CHANGES IN NET ASSETS
  For the Year Ended June 30, 2001 and For the Period from September 30, 1999
                 (commencement of operations) to June 30, 2000

                                                                                       2001                2000
                                                                                    ----------          ----------
OPERATIONS:
     Net investment loss                                                            $  (108,445)        $   (51,579)
     Net realized loss on investments                                                (1,469,902)           (503,509)
     Net increase in unrealized appreciation on investments                             459,301           2,105,243
                                                                                    -----------         -----------
          Net (decrease) increase in net assets resulting from operations            (1,119,046)          1,550,155
                                                                                    -----------         -----------

DISTRIBUTION TO SHAREHOLDERS:
     Distribution from net realized gains ($0.14382 per share)                               --             (83,872)
                                                                                    -----------         -----------
          Total distribution                                                                 --             (83,872)
                                                                                    -----------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (457,981 and 893,736 shares, respectively)           5,069,489           9,951,196
     Net asset value of shares issued in distribution (6,669 shares)                         --              80,901
     Cost of shares redeemed (10,451 and 635 shares, respectively)                     (120,970)             (7,508)
                                                                                    -----------         -----------
          Net increase in net assets derived from Fund share activities               4,948,519          10,024,589
                                                                                    -----------         -----------
          TOTAL INCREASE                                                              3,829,473          11,490,872
NET ASSETS AT THE BEGINNING OF THE PERIOD                                            11,490,872                  --
                                                                                    -----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                                 $15,320,345         $11,490,872
                                                                                    -----------         -----------
                                                                                    -----------         -----------

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                                    FOR THE YEAR         FOR THE PERIOD FROM
                                                                                       ENDED         SEPTEMBER 30, 1999+<F20> TO
                                                                                   JUNE 30, 2001            JUNE 30, 2000
                                                                                   -------------     ---------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                                   $12.77                   $10.00
Income from investment operations:
     Net investment loss                                                                (0.12)                   (0.06)
     Net realized and unrealized (losses) gains on investments                          (1.28)                    2.97
                                                                                       ------                   ------
Total from investment operations                                                        (1.40)                    2.91

Less distributions:
     Dividend from net investment income                                                   --                      --
     Distribution from net realized gains                                                  --                    (0.14)
                                                                                       ------                   ------
Total from distributions                                                                   --                    (0.14)
                                                                                       ------                   ------
Net asset value, end of period                                                         $11.37                   $12.77
                                                                                       ------                   ------
                                                                                       ------                   ------

TOTAL INVESTMENT RETURN                                                                (11.0%)                   29.2%*<F21>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                                 15,320                   11,491
Ratio of expenses (after reimbursement) to average net assets (b)<F23>                   1.3%                     1.3%(a)<F22>
Ratio of net investment loss to average net assets (c)<F24>                             (1.0%)                   (0.8%)(a)<F22>
Portfolio turnover rate                                                                146.9%                    91.5%


  +<F20>   Commencement of operations.
  *<F21>   Not annualized.
(a)<F22>   Annualized.
(b)<F23> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the year ending June 30, 2001 and for the period September 30, 1999+<F20> to June 30, 2000, 1.7% and 1.7%(a)<F22>,
           respectively.
(c)<F24> If the Fund had paid all of its expenses, the ratios would have been for the year ending June 30, 2001 and for the period September 30, 1999+<F20> to June 30, 2000, (1.4%) and (1.2%)(a)<F22>, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

                               Eastcliff Regional
                              Small Capitalization
                                   Value Fund

                                                                   July 30, 2001

Dear Shareholder:

  Someone recently commented to us that lately the "market" appeared to be more rational. Our response, given the events of the past several years, is that we find the "market" to be less irrational. It may appear to be a small distinction but we believe it to be an important one. Needless to say, the difference from a year ago is material and the performance of the portfolio reflects that.

  In early 2000, companies generating free cash flow and selling at low valuations were ignored. Investors sold non-momentum stocks in an attempt to catch the last gasps of the Internet, telecom and technology craze. Some time ago, we wrote to you that the environment for the value investor (and small cap value in particular) had been as challenging as any we could recall for several decades. It has been our experience that when negative attitudes towards this sector have lifted, it has produced excellent results with a relatively low risk profile.

  The fact that this is now occurring does not insure it will continue.
However, small cap stocks tend to perform very well when the economy is emerging from a slowdown/recession and that bodes well for our style of investing. We are encouraged with the attractive investment opportunities that exist today.
We appreciate your patience and support as long term investors.

  Sincerely,

  /s/Richard W. Jensen       /s/Elizabeth M. Lilly      /s/Richard J. Rinkoff

  Richard W. Jensen          Elizabeth M. Lilly         Richard J. Rinkoff
  Portfolio Manager          Portfolio Manager          Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by U.S. Trust Co. or any of its affiliates.

               Eastcliff Regional Small Capitalization Value Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 2001

  Last year, when assessing the market environment for value investors, one might have thought that possibly there was light at the end of the tunnel.
While we believed based on our philosophy and investment convictions that it was light, others might have thought it was a train. Fortunately the sun was rising. Your portfolio for the year ended June 30, 1001 is up 22.2% versus an increase of less than one percent for the Russell 2000 Index. For the calendar year to date your portfolio is up 12.6% versus the Russell's 6.9%.

  Due to the extreme volatility of the market over the past year, an unusually large number of companies were indiscriminately priced. The market did not seem to differentiate between the underlying qualities and values of companies. We found more attractive investment opportunities and as a result, we hold 57 issues in the portfolio, a slight increase from prior quarters.

  Some of the successes of the past year include ACNielsen, Justin Industries and US Can, all of which were subject to tender offers at material premiums to their market price. In addition, larger sized holdings in Twin City Federal, Toro Company, Alliant Techsystems and Plato Learning contributed significantly to the portfolio's performance over the past year. Two companies where results did not meet our expectations and losses were sustained were U.S. Industries and Aetrium.

  We will not rest on the favorable performance your portfolio has enjoyed this past year. We continue to follow a rigorous bottom-up strategy that focuses on identifying fundamentally strong businesses with good management teams that are undervalued by the market.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND AND RUSSELL 2000 INDEX

                       Eastcliff Regional Small
        Date          Capitalization Value Fund     Russell 2000 Index*<F25>
        ----          -------------------------     ------------------------
      6/30/96#<F46>            10,000                       10,000
      9/30/96                   9,850                       10,128
     12/31/96                  10,908                       10,655
      3/31/97                  10,517                       10,104
      6/30/97                  12,251                       11,742
      9/30/97                  13,847                       13,489
     12/31/97                  13,209                       13,030
      3/31/98                  14,168                       14,346
      6/30/98                  13,683                       13,672
      9/30/98                  10,387                       10,917
     12/31/98                  12,698                       12,698
      3/31/99                  11,446                       12,009
      6/30/99                  13,523                       13,877
      9/30/99                  12,790                       13,000
     12/31/99                  12,704                       15,397
      3/31/00                  12,048                       16,487
      6/30/00                  11,924                       15,864
      9/30/00                  12,473                       16,040
     12/31/00                  12,938                       14,932
      3/31/01                  13,105                       13,960
      6/30/01                  14,566                       15,954

                          AVERAGE ANNUAL TOTAL RETURN

                      1-Year               Since inception 9/16/96
                      +22.2%                         +8.2

#<F46>  inception date 9/16/96

           Past performance is not predictive of future performance.

*<F25> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

               Eastcliff Regional Small Capitalization Value Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 2001

SHARES OR
PRINCIPAL                                                             MARKET
  AMOUNT                                                COST          VALUE
  ------                                                ----          ------
LONG-TERM INVESTMENTS -- 97.4% (A)<F27>

COMMON STOCKS -- 97.4% (A)<F27>

BASIC MATERIALS SECTOR -- 12.8%
-------------------------------
            CHEMICALS-SPECIALTY -- 10.2%
  16,000    Cytec Industries Inc.*<F26>             $   568,221    $   608,000
  37,400    Ferro Corp.                                 808,895        815,694
  31,600    H.B. Fuller Co.                           1,474,504      1,576,840
  92,700    Material Sciences Corp.*<F26>             1,123,647        915,876
                                                    -----------    -----------
                                                      3,975,267      3,916,410

            CONSTRUCTION/CEMENT -- 1.4%
  15,400    Texas Industries, Inc.                      482,167        529,606

            CONTAINERS & PACKAGING -- 1.2%
  23,700    Ivex Packaging Corp.*<F26>                  322,728        450,300

CAPITAL GOODS SECTOR -- 15.9%
-----------------------------
            AEROSPACE/DEFENSE -- 2.2%
   9,500    Alliant Techsystems Inc.*<F26>              298,168        854,050

            ELECTRICAL EQUIPMENT -- 2.5%
   7,500    SPX Corp.*<F26>                             212,437        938,850

            MANUFACTURER-DIVERSE -- 2.9%
  33,700    Graco Inc.                                  407,727      1,112,100

            MANUFACTURER-SPECIAL -- 3.3%
  23,500    Albany International Corp.                  295,995        444,150
  26,300    Donaldson Company, Inc.                     398,511        819,245
                                                    -----------    -----------
                                                        694,506      1,263,395

            OFFICE EQUIPMENT & SUPPLIES -- 3.8%
  30,500    Herman Miller, Inc.                         730,827        738,100
  39,700    Moore Corporation Ltd.                      163,918        215,174
  16,400    United Stationers Inc.*<F26>                477,538        517,584
                                                    -----------    -----------
                                                      1,372,283      1,470,858

            TRUCKS & PARTS -- 1.2%
  15,600    Navistar
              International Corp.*<F26>                 536,426        438,828

CONSUMER CYCLICALS SECTOR -- 37.1%
----------------------------------
            GAMING & LOTTERY -- 1.8%
  25,300    Argosy Gaming Co.*<F26>                     445,649        702,328

            HARDWARE & TOOLS -- 2.1%
  18,100    The Toro Co.                                558,847        813,595

            LEISURE TIME-PRODUCTS -- 6.2%
  39,500    Brunswick Corp.                             748,995        949,185
  46,200    Hasbro, Inc.                                561,817        667,590
  16,500    Polaris Industries Inc.                     485,937        755,700
                                                    -----------    -----------
                                                      1,796,749      2,372,475

            PUBLISHING-NEWSPAPER -- 2.8%
  78,200    Hollinger International Inc.              1,227,712      1,075,250

            RETAIL-DISCOUNTERS -- 1.9%
  60,700    Provell, Inc.*<F26>                       1,006,553        248,870
  39,700    Value City Department
              Stores, Inc.*<F26>                        313,989        456,550
                                                    -----------    -----------
                                                      1,320,542        705,420

            RETAIL-SPECIALTY -- 3.3%
  84,300    Office Depot, Inc.*<F26>                    665,506        875,034
 113,100    The Sports Authority, Inc.*<F26>            357,327        396,981
                                                    -----------    -----------
                                                      1,022,833      1,272,015

            SERVICES-COMMERCIAL & CONSUMER -- 19.0%
  16,000    ABM Industries Inc.                         504,400        596,000
  32,100    Coinstar, Inc.*<F26>                        489,563        714,225
  61,200    Covanta Energy Corp.*<F26>                  624,827      1,129,752
  33,100    Dollar Thrifty Automotive
              Group, Inc.*<F26>                         624,631        794,400
  32,600    FTI Consulting, Inc.*<F26>                  522,955        710,680
  50,500    Pittston Brink's Group                      899,812      1,125,645
  19,300    Regis Corp.                                 328,031        405,107
  81,900    The ServiceMaster Co.                       915,048        982,800
  29,900    Viad Corp.                                  724,132        789,360
                                                    -----------    -----------
                                                      5,633,399      7,247,969

CONSUMER STAPLES SECTOR -- 12.9%
--------------------------------
            DISTRIBUTION-FOOD & HEALTH -- 1.1%
  12,000    Fleming Companies, Inc.                     175,738        428,400

            ENTERTAINMENT -- 1.3%
  28,800    LodgeNet Entertainment
              Corp.*<F26>                               281,665        504,000

            FOODS -- 3.4%
  51,000    International Multifoods
              Corp.                                     901,098      1,058,250
  14,700    Interstate Bakeries Corp.                   235,148        235,200
                                                    -----------    -----------
                                                      1,136,246      1,293,450

            HOUSEHOLD PRODUCTS -- 1.0%
  25,600    The Dial Corp.                              370,327        364,800

            HOUSEWARES -- 1.1%
  10,600    Fortune Brands, Inc.                        236,215        406,616

            PERSONAL CARE -- 2.0%
  22,100    Alberto-Culver Co.                          655,676        782,340

            RESTAURANTS -- 1.5%
  21,800    Triarc Companies, Inc.*<F26>                568,884        571,160

            RETAIL-FOOD CHAINS -- 1.5%
  20,900    Pathmark Stores, Inc.*<F26>                 407,257        514,140
   6,700    Wild Oats Markets, Inc.*<F26>                62,482         69,747
                                                    -----------    -----------
                                                        469,739        583,887

ENERGY SECTOR -- 4.4%
---------------------
            OIL & GAS-DRILLING & EQUIPMENT -- 1.8%
  61,800    Key Energy Services, Inc.*<F26>             619,465        669,912

            OIL & GAS-REFINING & MARKETING -- 1.5%
  52,700    Pennzoil-Quaker State Co.                   477,311        590,240

            OIL-EXPLORATION & PRODUCTS -- 1.1%
  25,200    Nuevo Energy Co.*<F26>                      479,768        410,760

FINANCIALS SECTOR -- 5.1%
-------------------------
            BANKS-MAJOR REGIONAL -- 4.4%
  29,000    TCF Financial Corp.                         570,791      1,342,990
  13,500    Wintrust Financial Corp.                    324,690        335,475
                                                    -----------    -----------
                                                        895,481      1,678,465

            INSURANCE-PROPERTY -- 0.7%
  19,100    CNA Surety Corp.                            250,659        267,400

HEALTHCARE SECTOR -- 1.5%
-------------------------
            MANAGED CARE -- 0.9%
  39,000    US Oncology, Inc.*<F26>                     377,932        346,710

            MEDICAL PRODUCTS & SUPPLIES -- 0.6%
  40,400    Rochester Medical Corp.*<F26>               569,718        244,420

TECHNOLOGY SECTOR -- 1.9%
-------------------------
            COMPUTERS-NETWORKING -- 1.6%
  68,000    Digi International Inc.*<F26>               477,823        594,320

            SERVICES-DATA PROCESSING -- 0.3%
  19,800    Ontrack Data International*<F26>            137,733        113,850

TRANSPORTATION SECTOR -- 2.8%
-----------------------------
            RAILROADS -- 2.8%
  27,100    GATX Corp.                                  956,711      1,086,710

UTILITIES SECTOR -- 3.0%
------------------------
            ELECTRIC COMPANIES -- 3.0%
  31,600    ALLETE, Inc.                                717,064        711,000
  28,200    El Paso Electric Co.*<F26>                  359,097        450,918
                                                    -----------    -----------
                                                      1,076,161      1,161,918
                                                    -----------    -----------
                Total common stocks                  30,520,692     37,262,807
                                                    -----------    -----------
                Total long-term
                  investments                        30,520,692     37,262,807

SHORT-TERM INVESTMENTS -- 1.4% (A)<F27>

            VARIABLE RATE DEMAND NOTE
$512,867    Firstar Bank U.S.A., N.A.                   512,867        512,867
                                                    -----------    -----------
                Total short-term
                  investments                           512,867        512,867
                                                    -----------    -----------
                Total investments                   $31,033,559     37,775,674
                                                    -----------
                                                    -----------
            Cash and receivables, less
              liabilities -- 1.2% (A)<F27>                             473,617
                                                                   -----------
                Net Assets                                         $38,249,291
                                                                   -----------
                                                                   -----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($38,249,291 / 2,740,297
                  shares outstanding)                              $     13.96
                                                                   -----------
                                                                   -----------

  *<F26>   Non-income producing security.
(a)<F27>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

               Eastcliff Regional Small Capitalization Value Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2001

INCOME:
     Dividends                                                      $  469,840
     Interest                                                           64,457
                                                                    ----------
          Total income                                                 534,297
                                                                    ----------

EXPENSES:
     Management fees                                                   365,936
     Administrative services                                            63,219
     Professional fees                                                  23,276
     Transfer agent fees                                                19,159
     Custodian fees                                                     16,372
     Printing and postage expense                                        9,337
     Insurance expense                                                   5,925
     Registration fees                                                   5,884
     Amortization of organizational expenses                             4,973
     Board of Director fees                                              1,300
     Other expenses                                                      4,665
                                                                    ----------
          Total expenses before reimbursement                          520,046
     Less expenses assumed by adviser                                  (43,430)
                                                                    ----------
          Net expenses                                                 476,616
                                                                    ----------
NET INVESTMENT INCOME                                                   57,681
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                     1,968,222
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               5,320,327
                                                                    ----------
NET GAIN ON INVESTMENTS                                              7,288,549
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $7,346,230
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

               Eastcliff Regional Small Capitalization Value Fund
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 2001 and June 30, 2000

                                                                                                   2001                2000
                                                                                                ----------          ----------
OPERATIONS:
     Net investment income                                                                      $    57,681         $    45,386
     Net realized gain (loss) on investments                                                      1,968,222            (690,254)
     Net increase (decrease) in unrealized appreciation on investments                            5,320,327          (5,597,913)
                                                                                                -----------         -----------
          Net increase (decrease) in net assets resulting from operations                         7,346,230          (6,242,781)
                                                                                                -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ($0.02942 per share)                                      (87,728)                 --
     Distributions from net realized gains ($0.16740 and $0.09215 per share, respectively)         (493,327)           (363,868)
                                                                                                -----------         -----------
          Total distributions                                                                      (581,055)*<F28>     (363,868)
                                                                                                -----------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (311,372 and 476,955 shares, respectively)                       3,924,631           5,722,593
     Net asset value of shares issued in distributions (42,141 and 27,783 shares, respectively)     494,040             330,895
     Cost of shares redeemed (775,103 and 1,394,631 shares, respectively)                        (9,665,878)        (16,525,986)
                                                                                                -----------         -----------
          Net decrease in net assets derived from Fund share activities                          (5,247,207)        (10,472,498)
                                                                                                -----------         -----------
          TOTAL INCREASE (DECREASE)                                                               1,517,968         (17,079,147)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                          36,731,323          53,810,470
                                                                                                -----------         -----------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment income of $0 and $16,682, respectively)               $38,249,291         $36,731,323
                                                                                                -----------         -----------
                                                                                                -----------         -----------

*<F28>  See Note 8.

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                               FOR THE YEARS ENDED JUNE 30,               FOR THE PERIOD FROM
                                                        -------------------------------------------   SEPTEMBER 16, 1996+<F29> TO
                                                        2001         2000        1999         1998           JUNE 30, 1997
                                                       ------       ------      ------       ------   ---------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $11.62       $13.28      $13.56       $12.23              $10.00
Income from investment operations:
     Net investment income (loss)                        0.05         0.01       (0.03)       (0.01)               0.02
     Net realized and unrealized
       gain (loss) on investments                        2.49        (1.58)      (0.14)        1.43                2.23
                                                       ------       ------      ------       ------              ------
Total from investment operations                         2.54        (1.57)      (0.17)        1.42                2.25

Less distributions:
     Dividends from net investment income               (0.03)          --          --        (0.00)              (0.02)
     Distributions from net realized gains              (0.17)       (0.09)      (0.11)       (0.09)                 --
                                                       ------       ------      ------       ------              ------
Total from distributions                                (0.20)       (0.09)      (0.11)       (0.09)              (0.02)
                                                       ------       ------      ------       ------              ------
Net asset value, end of period                         $13.96       $11.62      $13.28       $13.56              $12.23
                                                       ------       ------      ------       ------              ------
                                                       ------       ------      ------       ------              ------

TOTAL INVESTMENT RETURN                                 22.2%       (11.8%)      (1.2%)       11.7%               22.5%(b)<F31>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                 38,249       36,731      53,810       62,139              29,231
Ratio of expenses (after reimbursement)
  to average net assets (c)<F32>                         1.3%         1.3%        1.3%         1.3%                1.3%(a)<F30>
Ratio of net investment income (loss)
  to average net assets (d)<F33>                         0.2%         0.1%       (0.2%)       (0.1%)               0.3%(a)<F30>
Portfolio turnover rate                                 65.4%        57.3%       29.2%        35.5%               29.4%

  +<F29>   Commencement of operations.
(a)<F30>   Annualized.
(b)<F31>   Not annualized.
(c)<F32> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ending June 30, 2001, 2000 and for the period September 16, 1996+<F29> to June 30, 1997, the ratios would have been 1.4%, 1.3% and 1.6%(a)<F30>, respectively.
(d)<F33> If the Fund had paid all of its expenses for the years ending June 30, 2001, 2000 and for the period September 16, 1996+<F29> to June 30, 1997, the ratios would have been 0.1%, 0.1% and (0.0)%(a)<F30>, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

                        Eastcliff Contrarian Value Fund

                                                                   July 30, 2001

Dear Shareholder:

  We are extremely pleased with the performance of the Eastcliff Contrarian Value Fund over the past 12 months and gratified to see it listed in the "Top Ten Performing Mid-Cap Value Funds" in the venerable Wall Street Journal. The strong rebound that started in March of last year has continued unabated. The bubble in the high-flying technology/internet stocks finally burst, after driving value stocks to unprecedented discounts. "New Era" investing has been replaced by a sobering return to rational investing, where earnings and valuations are paramount. The huge market reversal has altered the investment landscape dramatically and the shift from growth to value is now clearly underway.

  Given a more level playing field, The Eastcliff Contrarian Value portfolio continues to outpace a very volatile market. While we cannot predict which way the market will move in the coming months, we do know that volatile markets provide great investment opportunities. Despite the tough economic and market climate of the past year, we have been able to find and invest profitably in better quality businesses, balance sheets and management teams at very attractive prices. Going forward, we believe our expertise of finding special situation stocks in companies going through restructurings/corporate transformations should continue to thrive.

  Our strategy remains focused on companies that are growing earnings during difficult economic times through improving operational efficiencies, cost cutting, divesting/selling non-core businesses, reducing debt, buying back stock, etc. Moreover, these companies will be prime beneficiaries when the economy recovers. While we maintain our cautionary stance on the market and the economy, we believe the Fund's portfolio continues to be undervalued and poised for an extended period of outperformance, similar to the years following the 1990 bear market for value stocks.

  As of July 27, 2001, your Board of Directors declared a dividend of $.0081 per share from net investment income, payable July 30, 2001, to shareholders of record on July 26, 2001.

  We appreciate all of your support and interest in the Fund and look forward to providing you with favorable investment returns over the long term.

  Respectfully submitted,

   /s/Bruce D. Bottomley                        /s/Daniel L. Leary

   Bruce D. Bottomley                           Daniel L. Leary
   Managing Director                            Managing Director

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by U.S. Trust Co. or any of its affiliates.

                        Eastcliff Contrarian Value Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 2001

  From its very oversold condition a year ago, the Eastcliff Contrarian Value Fund's performance benefited dramatically from the change that occurred in the investment landscape in the aftermath of the bursting of the technology bubble. The Fund rose 7.7% in the second quarter of the calendar year, contributing to the twelve-month return of 40.0%. By contrast, the Russell Mid-Cap grew .96% over the past twelve months. Stocks in our energy sector were clear winners, as oil and gas prices rose beyond our most optimistic expectations. When energy prices were depressed, we had significantly boosted our weightings in companies that were restructuring, had good managements and had considerable upside earnings and cash flow leverage when oil prices improved. This strategy worked out extremely well, as several of our energy holdings, (Ocean Energy, Devon Energy, Kinder Morgan and Kerr McGee) posted very strong appreciation. Others, like R&B Falcon and Tosco, received attractive acquisition premiums. We took advantage of their galloping stock prices and significantly reduced our exposure to the group. In addition, stocks in both our consumer-durable and non-durable sectors posted very impressive gains, led by J.C. Penney, Pactiv, TJX Companies, Ball Corp. and Fort James, which received a very attractive takeover offer from Georgia Pacific in November of last year.

  We remain focused on our investment discipline, selling/trimming positions that reach our price targets and recycling the proceeds into new research ideas. All of the new additions possess the same combination of earning power, asset value and motivated/skilled managements that have traditionally fueled our portfolio's returns. The current market environment, fraught with high volatility and dramatic day-to-day swings across industry sectors, continues to provide us with attractive investment opportunities. We are keeping the portfolio "fresh", reducing downside risk and increasing upside potential. We expect the portfolio to continue to perform well in the tough environment we foresee.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            EASTCLIFF CONTRARIAN VALUE FUND AND RUSSELL MIDCAP INDEX

    Date      Eastcliff Contrarian Value Fund       Russell Midcap Index*<F34>
    ----      -------------------------------       --------------------------
  12/30/97#<F47>           10,000                             10,000
  12/31/97                 10,030                             10,026
   3/31/98                 10,780                             11,110
   6/30/98                 10,410                             10,942
   9/30/98                  8,611                              9,320
  12/31/98                  9,121                             11,039
   3/31/99                  8,465                             10,987
   6/30/99                  9,860                             12,180
   9/30/99                  9,179                             11,134
  12/31/99                  9,060                             13,053
   3/31/00                  8,986                             14,368
   6/30/00                  9,218                             13,720
   9/30/00                 10,134                             14,655
  12/31/00                 11,926                             14,129
   3/31/01                 11,979                             12,646
   6/30/01                 12,903                             13,852

                          AVERAGE ANNUAL TOTAL RETURN

                      1-Year               Since inception 12/30/97
                      +40.0%                        +7.6%

#<F47>  inception date 12/30/97

           Past performance is not predictive of future performance.

*<F34> The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index is widely regarded to accurately capture the medium-sized universe of securities and represents approximately 34% of the Russell 1000 market capitalization. The Russell Midcap Index and the Russell 1000 Index are trademarks/service marks of the Frank Russell Company.

                        Eastcliff Contrarian Value Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 2001

SHARES OR
PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
  ------                                                  ----        ------
LONG-TERM INVESTMENTS -- 94.7% (A)<F36>

COMMON STOCKS -- 94.7% (A)<F36>

BASIC MATERIALS SECTOR -- 26.3%
-------------------------------
             CHEMICALS -- 3.1%
    2,100    Methanex Corp.*<F35>                      $   11,950   $   11,025
    6,900    NOVA Chemicals Corp.                         140,621      142,761
                                                       ----------   ----------
                                                          152,571      153,786

             CHEMICALS-DIVERSE -- 6.9%
    4,600    Engelhard Corp.                               87,738      118,634
    3,200    FMC Corp.*<F35>                              187,460      219,392
                                                       ----------   ----------
                                                          275,198      338,026

             CHEMICALS-SPECIALTY -- 2.6%
   11,300    Hercules Inc.                                239,156      127,690

             CONSTRUCTION/BUILDING PRODUCTS -- 2.9%
   10,400    Pactiv Corp.*<F35>                            99,934      139,360

             IRON & STEEL -- 7.7%
   14,500    AK Steel Holding Corp.                       248,325      181,830
   10,850    Allegheny
               Technologies, Inc.                         286,355      196,277
                                                       ----------   ----------
                                                          534,680      378,107

             PAPER & FOREST PRODUCTS -- 3.1%
    9,300    Smurfit-Stone
               Container Corp.*<F35>                      123,348      150,660

CAPITAL GOODS SECTOR -- 18.8%
-----------------------------
             CONTAINERS-METAL/GLASS -- 3.6%
    3,700    Ball Corp.                                   117,574      175,972

             MANUFACTURER-DIVERSE -- 6.5%
    3,500    American Standard
               Companies Inc.*<F35>                       150,705      210,350
   26,700    U.S. Industries, Inc.                        351,594      109,470
                                                       ----------   ----------
                                                          502,299      319,820

             TRUCKS & PARTS -- 2.6%
    4,500    Navistar International
               Corp.*<F35>                                 93,828      126,585

             WASTE MANAGEMENT -- 6.1%
    9,700    Waste Management, Inc.                       171,986      298,954

COMMUNICATION SERVICES SECTOR -- 2.6%
-------------------------------------
             TELEPHONE -- 2.6%
   10,400    Citizens
               Communications Co.*<F35>                    85,243      125,112

CONSUMER CYCLICALS SECTOR -- 24.5%
----------------------------------
             HARDWARE & TOOLS -- 5.6%
    6,600    The Stanley Works                            160,457      276,408

             LEISURE TIME-PRODUCTS -- 3.0%
    6,100    Brunswick Corp.                              123,919      146,583

             RETAIL-APPAREL -- 2.0%
    3,000    The TJX
               Companies, Inc.                             56,899       95,610

             RETAIL-DEPARTMENT STORES -- 4.1%
    7,600    J.C. Penney
               Company, Inc.                               72,028      200,336

             RETAIL-SPECIALTY -- 9.8%
    4,700    Footstar, Inc.*<F35>                         123,289      161,680
   20,800    Venator Group, Inc.*<F35>                    170,346      318,240
                                                       ----------   ----------
                                                          293,635      479,920

CONSUMER STAPLES SECTOR -- 5.0%
-------------------------------
             HOUSEWARES -- 5.0%
    6,400    Fortune Brands, Inc.                         166,504      245,504

ENERGY SECTOR -- 4.5%
---------------------
             OIL & GAS-REFINING & MARKETING -- 1.7%
    2,219    Sunoco, Inc.                                  70,763       81,282

             OIL-EXPLORATION & PRODUCTS -- 2.8%
    8,000    Ocean Energy Inc.                             67,331      139,600

FINANCIALS SECTOR -- 4.2%
-------------------------
             FINANCIAL-DIVERSE -- 4.2%
    1,025    Alleghany Corp.*<F35>                        166,534      208,075

TECHNOLOGY SECTOR -- 3.7%
-------------------------
             ELECTRONICS-DEFENSE -- 3.7%
    6,900    Raytheon Co.                                 161,494      183,195

UTILITIES SECTOR -- 5.1%
------------------------
             ELECTRIC COMPANIES -- 2.9%
    6,800    Northeast Utilities                          125,086      141,100

             NATURAL GAS -- 2.2%
    5,600    ONEOK, Inc.                                   74,965      110,320
                                                       ----------   ----------
                 Total common stocks                    3,935,432    4,642,005
                                                       ----------   ----------
                 Total long-term
                   investments                          3,935,432    4,642,005

SHORT-TERM INVESTMENTS -- 5.5% (A)<F36>

             VARIABLE RATE DEMAND NOTES
 $200,000    Firstar Bank U.S.A., N.A.                    200,000      200,000
   69,285    Wisconsin Corporate
               Central Credit Union                        69,285       69,285
                                                       ----------   ----------
                 Total short-term
                   investments                            269,285      269,285
                                                       ----------   ----------
                 Total investments                     $4,204,717    4,911,290
                                                       ----------
                                                       ----------
             Liabilities, less cash and
               receivables -- (0.2%) (A)<F36>                          (10,620)
                                                                    ----------
                 Net Assets                                         $4,900,670
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($4,900,670 / 403,295
                   shares outstanding)                              $    12.15
                                                                    ----------
                                                                    ----------

  *<F35>   Non-income producing security.
(a)<F36>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                        Eastcliff Contrarian Value Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2001

INCOME:
     Dividends                                                      $   62,764
     Interest                                                           11,742
                                                                    ----------
          Total income                                                  74,506
                                                                    ----------

EXPENSES:
     Management fees                                                    50,577
     Professional fees                                                  22,117
     Transfer agent fees                                                11,827
     Administrative services                                            11,260
     Amortization of organizational expenses                             4,652
     Registration fees                                                   4,534
     Custodian fees                                                      4,233
     Board of Directors fees                                             1,300
     Insurance expense                                                     813
     Printing and postage expense                                          568
     Other expenses                                                      2,110
                                                                    ----------
          Total expenses before reimbursement                          113,991
     Less expenses assumed by adviser                                  (48,240)
                                                                    ----------
          Net expenses                                                  65,751
                                                                    ----------
NET INVESTMENT INCOME                                                    8,755
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                       271,018
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               1,455,798
                                                                    ----------
NET GAIN ON INVESTMENTS                                              1,726,816
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,735,571
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                        Eastcliff Contrarian Value Fund
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 2001 and June 30, 2000

                                                                                                    2001               2000
                                                                                                  --------           --------
OPERATIONS:
     Net investment income                                                                      $     8,755         $    78,488
     Net realized gain (loss) on investments                                                        271,018            (945,224)
     Net increase (decrease) in unrealized appreciation on investments                            1,455,798            (137,560)
                                                                                                -----------         -----------
          Net increase (decrease) in net assets resulting from operations                         1,735,571          (1,004,296)
                                                                                                -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ($0.06595 and $0.11224 per share, respectively)           (35,832)           (132,684)
                                                                                                -----------         -----------
          Total distributions                                                                       (35,832)*<F37>     (132,684)
                                                                                                -----------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (8,656 and 29,961 shares, respectively)                             93,728             273,649
     Net asset value of shares issued in distributions (749 and 1,155 shares, respectively)           7,162               9,853
     Cost of shares redeemed (243,382 and 853,492 shares, respectively)                          (2,467,827)         (7,407,655)
                                                                                                -----------         -----------
          Net decrease in net assets derived from Fund share activities                          (2,366,937)         (7,124,153)
                                                                                                -----------         -----------
          TOTAL DECREASE                                                                           (667,198)         (8,261,133)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                           5,567,868          13,829,001
                                                                                                -----------         -----------
NET ASSETS AT THE END OF THE YEAR
     (including undistributed net investment income of $3,203 and $26,775, respectively)        $ 4,900,670         $ 5,567,868
                                                                                                -----------         -----------
                                                                                                -----------         -----------

*<F37>  See Note 8.

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                   YEARS ENDED JUNE 30,                  FOR THE PERIOD FROM
                                                          --------------------------------------      DECEMBER 30, 1997+<F38> TO
                                                            2001           2000           1999              JUNE 30, 1998
                                                          --------       --------       --------      --------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $ 8.74         $ 9.47         $10.41                 $10.00
Income from investment operations:
     Net investment income*<F39>                             0.02           0.08           0.09                   0.04
     Net realized and unrealized
       gains (losses) on investments                         3.46          (0.70)         (0.66)                  0.37
                                                           ------         ------         ------                 ------
Total from investment operations                             3.48          (0.62)         (0.57)                  0.41

Less distributions:
     Dividends from net investment income                   (0.07)         (0.11)         (0.07)                    --
     Distributions from net realized gains                     --             --          (0.30)                    --
                                                           ------         ------         ------                 ------
Total from distributions                                    (0.07)         (0.11)         (0.37)                    --
                                                           ------         ------         ------                 ------
Net asset value, end of period                             $12.15         $ 8.74         $ 9.47                 $10.41
                                                           ------         ------         ------                 ------
                                                           ------         ------         ------                 ------

TOTAL INVESTMENT RETURN                                     40.0%          (6.5%)         (5.3%)                  4.1%(b)<F41>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                      4,901          5,568         13,829                 19,569
Ratio of expenses (after reimbursement)
  to average net assets (c)<F42>                             1.3%           1.3%           1.3%                   1.3%(a)<F40>
Ratio of net investment income
  to average net assets (d)<F43>                             0.2%           0.9%           0.9%                   0.7%(a)<F40>
Portfolio turnover rate                                     27.4%          42.5%          45.0%                  13.6%

    +<F38>  Commencement of operations.
    *<F39> In 2001 and 2000, net investment income per share is calculated using average shares outstanding. In prior periods, net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax difference.
 (a)<F40>   Annualized.
 (b)<F41>   Not annualized.
 (c)<F42> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years ended June 30, 2001, 2000 and 1999 and for the period December 30, 1997+<F38> to June 30, 1998, 2.3%, 1.8%, 1.5% and 1.5%(a)<F40>, respectively.
 (d)<F43> If the Fund had paid all of its expenses, the ratios would have been for the years ended June 30, 2001, 2000 and 1999 and for the period December 30, 1997+<F38> to June 30, 1998, (0.8%), 0.4%, 0.7%
            and 0.5%(a)<F40>, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

                                Eastcliff Funds
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2001

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the Eastcliff Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five diversified funds:
     Eastcliff Total Return Fund (the "Total Return Fund"), Eastcliff Growth Fund (the "Growth Fund"), Eastcliff Emerging Growth Fund (the "Emerging Growth Fund"), Eastcliff Regional Small Capitalization Value Fund (the "Regional Small Cap Fund") and Eastcliff Contrarian Value Fund (the "Contrarian Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986.

          The investment objective of the Total Return Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Emerging Growth Fund is to produce long-term growth of capital by investing in equity securities of small to small midcap companies; the investment objective of the Regional Small Cap Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies headquartered in Colorado, Illinois, Indiana, Iowa, Michigan, Minnesota, Montana, Nebraska, North and South Dakota, Ohio and Wisconsin; and the investment objective of the Contrarian Value Fund is to produce long-term growth of capital by investing in out-of-favor, undervalued companies with restructuring and turnaround potential.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date. The cost amounts as reported on the schedule of investments for the Total Return Fund and the Emerging Growth Fund and the statements of net assets for the Growth Fund, Regional Small Cap Fund and the Contrarian Value Fund are substantially the same for Federal income tax purposes.

     (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Contrarian Value Fund has utilized $223,207 of capital loss carryovers in fiscal year 2001. The Emerging Growth Fund has $375,558 of a capital loss carryover which expires June 30, 2009. The Contrarian Value Fund has $1,811,347 of a capital loss carryover which expires June 30, 2008. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover. The Emerging Growth Fund, Regional Small Cap Fund and Contrarian Value Fund have utilized $591,426, $1,559,170 and $17,562, respectively, of post-October losses from the prior year to offset current year net capital gains, as provided by tax regulations. The Emerging Growth Fund has $1,657,051 of post-October losses and the Regional Small Cap Fund has $260,124 of post-October losses, which are deferred for tax purposes until the year ending June 30, 2002.

     (e) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (f) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (g) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Funds have entered into management agreements with U.S. Trust Co., ("U.S. Trust"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Emerging Growth Fund, Regional Small Cap Fund and Contrarian Value Fund pay U.S. Trust a monthly fee at the annual rate of 1% of such Funds daily net assets and for the Total Return Fund, 1% on the first $30,000,000 of the daily net assets and 0.75% on the daily net assets over $30,000,000.

          In addition to the reimbursement required under the management agreements, U.S. Trust has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $46,069, $46,994, $43,297, $43,430 and $48,240 for the year ended June 30, 2001, for the Total Return Fund, Growth Fund, Emerging Growth Fund, Regional Small Cap Fund and the Contrarian Value Fund, respectively. These voluntary reimbursements may be modified or discontinued at any time by U.S. Trust.

          The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom certain directors of the Funds are affiliated, to supervise all aspects of the Funds' operations except those performed by U.S. Trust. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000.

          The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, with U.S. Trust. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 1% of the Funds' daily net assets or the actual distribution costs incurred by U.S. Trust during the year. Amounts payable under the Plans are paid monthly to U.S. Trust for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the year ended June 30, 2001, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains are distributed to shareholders. The distributions will be paid on July 30, 2001, to shareholders of record on July 26, 2001.

                                                    TOTAL                        EMERGING         REGIONAL       CONTRARIAN
                                                 RETURN FUND    GROWTH FUND    GROWTH FUND     SMALL CAP FUND    VALUE FUND
                                                 -----------    -----------    -----------     --------------    ----------
     Dividend from net investment income          $      --     $      --       $      --         $     --        $ 3,203
     $ per share                                         --            --              --               --         0.0081
     Short-term gains                                    --            --              --               --             --
     $ per share                                         --            --              --               --             --
     Long-term capital gains                      3,842,270            --              --               --             --
     $ per share                                     4.4439            --              --               --             --

          Shareholders will be sent a 2001 Form 1099-DIV in January, 2002 representing their proportionate share of these distributions. The Form 1099-DIV would consider the impact of any retroactive tax law changes.

(4)  DEFERRED EXPENSES --

          Organizational expenses for the Regional Small Cap Fund and Contrarian Value Fund were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by U.S. Trust who will be reimbursed by the Regional Small Cap Fund and Contrarian Value Fund over a period of five years. The unamortized organizational expenses at June 30, 2001, were $1,242 and $6,977, respectively.

(5)  INVESTMENT TRANSACTIONS --

          For the year ended June 30, 2001, purchases and proceeds of sales of investment securities of the Total Return Fund (excluding short-term securities) were $19,774,538 and $26,161,848, respectively; purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $8,728,909 and $13,111,415, respectively; purchases and proceeds of sales of investment securities of the Emerging Growth Fund (excluding short-term securities) were $16,257,895 and $15,589,457, respectively; purchases and proceeds of sales of investment securities of the Regional Small Cap Fund, (excluding short-term securities) were $23,370,995 and $29,147,606, respectively; and purchases and proceeds of sales of investment securities of the Contrarian Value Fund (excluding short-term securities) were $1,316,020 and $3,809,709, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of June 30, 2001, liabilities of the Funds included the following:

                                                          TOTAL                        EMERGING         REGIONAL        CONTRARIAN
                                                       RETURN FUND    GROWTH FUND    GROWTH FUND     SMALL CAP FUND     VALUE FUND
                                                       -----------    -----------    -----------     --------------     ----------
     Payable to brokers for investments purchased       $ 817,426      $  80,883      $  81,058         $ 162,885       $   7,262
     Payable to shareholders for redemptions               97,024             --             --                --              --
     Payable to U.S. Trust for management fees
       and deferred expenses                               10,737          4,941          8,821            32,450          11,073
     Other liabilities                                      4,419          8,317          2,646            11,976           2,763

(7)  SOURCES OF NET ASSETS --

                                                         TOTAL                        EMERGING         REGIONAL        CONTRARIAN
                                                      RETURN FUND    GROWTH FUND    GROWTH FUND     SMALL CAP FUND     VALUE FUND
                                                      -----------    -----------    -----------     --------------     ----------
     As of June 30, 2001 the sources of
       net assets were as follows:
     Fund shares issued and outstanding               $ 5,942,592     $4,724,726    $14,817,129       $31,889,205      $6,196,836
     Net unrealized appreciation
       on investments                                   2,480,465      1,220,134      2,564,544         6,742,115         706,573
     Undistributed net realized gains (losses)
       on investments                                   3,842,268        (84,383)    (2,061,328)         (382,029)     (2,005,942)
     Undistributed net investment income                       --             --             --                --           3,203
                                                      -----------     ----------    -----------       -----------      ----------
                                                      $12,265,325     $5,860,477    $15,320,345       $38,249,291      $4,900,670
                                                      -----------     ----------    -----------       -----------      ----------
                                                      -----------     ----------    -----------       -----------      ----------

     Aggregate net unrealized appreciation as of June 30, 2001, consisted of the following:

     Aggregate gross unrealized appreciation          $ 2,656,064     $1,345,410    $ 2,909,019       $ 8,527,493      $1,228,338
     Aggregate gross unrealized depreciation             (175,599)      (125,276)      (344,475)       (1,785,378)       (521,765)
                                                      -----------     ----------    -----------       -----------      ----------
         Net unrealized appreciation                  $ 2,480,465     $1,220,134    $ 2,564,544       $ 6,742,115      $  706,573
                                                      -----------     ----------    -----------       -----------      ----------
                                                      -----------     ----------    -----------       -----------      ----------

(8)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

          In early 2001, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended June 30, 2001. The Funds hereby designate the following amounts as long-term capital gains distributions.

        TOTAL                        EMERGING        REGIONAL      CONTRARIAN
     RETURN FUND    GROWTH FUND    GROWTH FUND    SMALL CAP FUND   VALUE FUND
     -----------    -----------    -----------    --------------   ----------
      $3,982,710     $1,527,755         --              --             --

          For the Growth Fund, Regional Small Cap Fund and Contrarian Value Fund, the percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended June 30, 2001, was 0.8%, 28.2% and 77.4%, respectively.

(9)  MATTERS SUBMITTED TO A SHAREHOLDER VOTE (UNAUDITED) --

          A special meeting of shareholders of the Company was held on March 15, 2001 and the following matters were approved by at least 50.4% of the voting shares:

     1) With respect to the shareholders of the Total Return Fund only, a proposal to approve a new sub-advisory agreement for the Fund. The new sub-advisory agreement contains substantially the same terms and conditions as the existing sub-advisory agreement;

     2) With respect to each of the Funds, a proposal to approve a new investment advisory agreement with each Fund. The new investment advisory agreement contains substantially the same terms and conditions, including compensation rate, as the existing investment advisory agreements for each of the Funds;

     3) With respect to each of the Funds, a proposal to elect four directors to the Board of Directors;

     4) With respect to each of the Funds, a proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors; and

     5)   Such other business as may properly come before the special meeting.

                       REPORT OF INDEPENDENT ACCOUNTANTS

100 East Wisconsin Avenue                    Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

(PRICEWATERHOUSECOOPERS LOGO)

July 27, 2001

To the Shareholders and Board of Directors of Eastcliff Funds, Inc.

  In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, of Eastcliff Total Return Fund and the Eastcliff Emerging Growth Fund and the statements of net assets of Eastcliff Growth Fund, Eastcliff Regional Small Capitalization Value Fund, and Eastcliff Contrarian Value Fund (constituting Eastcliff Funds, Inc., hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at June 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

                                EASTCLIFF FUNDS
                              1400 Peavey Building
                            730 Second Avenue South
                          Minneapolis, Minnesota 55402
                                  612-336-1444

                               INVESTMENT ADVISER
                                 U.S. TRUST CO.
                              1400 Peavey Building
                            730 Second Avenue South
                          Minneapolis, Minnesota 55402

                               PORTFOLIO MANAGERS

                          EASTCLIFF TOTAL RETURN FUND
                      PALM BEACH INVESTMENT ADVISERS, INC.

                             EASTCLIFF GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.

                         EASTCLIFF EMERGING GROWTH FUND
                            KB GROWTH ADVISORS, LLC

               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC

                        EASTCLIFF CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-595-5519
                                       or
                                  414-765-4124

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202